EXHIBIT 10.4

SOLICITATION / CONTRACT / ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER: R0026070011

2. CONTRACT NO.: B0026070011
3. AWARD/EFFECTIVE DATE: 07/12/2007
4. ORDER NUMBER:
5. SOLICITATION NUMBER:
6. SOLICITATION ISSUE DATE:
7. FOR SOLICITATION INFORMATION CALL: a. NAME: b. TELEPHONE NUMBER (No collect calls)
8. OFFER DUE DATE/LOCAL TIME:

9. ISSUED BY — CODE 26230
WASO - WCP Denver Contracting & Procurement
12795 W Alameda Parkway
Lakewood, CO 80228
TEL: (202) 987-6977 ext.
FAX: (303) 987-6901 ext.

10. THIS ACQUISITION IS
- [ ] UNRESTRICTED
- [x] SET ASIDE: 100.00% FOR
  - [x] SMALL BUSINESS
  - [ ] HUBZONE SMALL BUSINESS
  - [ ] 8(A)

NAICS:
SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
- [ ] SEE SCHEDULE

12. DISCOUNT TERMS
10 days %
20 days %
30 days 1 %
days %

13a. [ ] THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
13b. RATING

14. METHOD OF SOLICITATION
- [ ] RFQ
- [ ] IFB
- [ ] RFP

15. DELIVER TO — CODE 0026
USDI/National Park Service/WASO-Property Management Office
1201 Eye Street N.W., 12th Floor
Washington, DC 20005
Attn: Emmeline Armstrong

16. ADMINISTERED BY — CODE 26230
WASO - WCP Denver Contracting & Procurement
12795 W Alameda Parkway
Lakewood, CO 80228

17a. CONTRACTOR/OFFEROR — CODE * — FACILITY CODE
Defense Solutions LLC
707 Eagleview Blvd, Ste 100
Exton, PA 19341-1159
TELEPHONE NO. (610) 833-6000 ext.

17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER [ ]

18a. PAYMENT WILL BE MADE BY — CODE 2621
NPS - ACCOUNTING OPERATIONS CENTER
13461Sunrise Valley Drive, Suite 201
HERNDON, VA 20171

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED [x] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA
2007 - - 01 - 0026 - - 255A - - EAO - - - - - - - - -

26. TOTAL AWARD AMOUNT (For Govt. Use Only): $0.00

- [ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED
- [x] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [x] ARE [ ] ARE NOT ATTACHED

- [x] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.
- [ ] 29. AWARD OF CONTRACT: REF. ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: [signature]

30b. NAME AND TITLE OF SIGNER (Type or print): Timothy D. Ringgold, Chief Executive Officer

30c. DATE SIGNED: July 12, 2007

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER): [signature]

31b. NAME OF CONTRACTING OFFICER (Type or print): Michael B. Bachofen

31c. DATE SIGNED: 7/20/07

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: __________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32c. DATE

32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER

PARTIAL FINAL

34. VOUCHER NUMBER

35. AMOUNT VERIFIED CORRECT FOR

36. PAYMENT

☐ COMPLETE ☐ PARTIAL ☐ FINAL

37. CHECK NUMBER

38. S/R ACCOUNT NUMBER

39. S/R VOUCHER NUMBER

40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c. DATE

42a. RECEIVED BY *(Print)*

42b. RECEIVED AT *(Location)*

42c. DATE REC'D *(YY/MM/DD)*

42d. TOTAL CONTAINERS

Line Item Summary

Document Number	Title	Page
B0026070011	NPS Fleet Management BPA	

Total Funding: $0.00

FYs	Fund	Budget Org	Sub	Object Class	Sub	Program	Cost Org	Sub	Proj/Job No.	Sub	Reporting Category
2007	01	0026		255A		EAO					

Division **Closed FYs** **Cancelled Fund**

Line Item Number	Description	Delivery Date (Start Date to End Date)	Quantity	Unit of Issue	Unit Price	Total Cost (Includes Discounts)
0001	Fleet Mangement Study BPA Base Year	07/12/2008 (07/12/2007 to 07/12/2008)	0.00		$.000	$ 0.00
0002	Fleet Mangement Study BPA Option Year 1	07/12/2009 (07/12/2008 to 07/12/2009)	0.00		$.000	$ 0.00 OPTION PERIOD
0003	Fleet Mangement Study BPA Option Year 2	07/12/2010 (07/12/2009 to 07/12/2010)	0.00		$.000	$ 0.00 OPTION PERIOD
0004	Fleet Mangement Study BPA Option Year 3	07/12/2011 (07/12/2010 to 07/12/2011)	0.00		$.000	$ 0.00 OPTION PERIOD

0001 Fleet Mangement Study BPA Base Year

Fleet Management Study BPA in accoradce with the attached Statement of Work and Defense Solutions, LLC's quote dated June 15, 2007.

Base Year GSA MOBIS Schedule Labor Rates:

1. Program Manager: $149.63 / Hr.
2. Management Consultant: $135.38 / Hr.
3. Administrative Support: $64.13 / Hr.

Ref Req No: R0026070011

0002 Fleet Mangement Study BPA Option Year 1

Fleet Management Study BPA in accoradce with the attached Statement of Work and Defense Solutions, LLC's quote dated June 15, 2007.

Option Year 1 GSA MOBIS Schedule Labor Rates:

1. Program Manager: $149.63 / Hr.
2. Management Consultant: $135.38 / Hr.
3. Administrative Support: $64.13 / Hr.

0003 Fleet Mangement Study BPA Option Year 2

Fleet Management Study BPA in accoradce with the attached Statement of Work and Defense Solutions, LLC's quote dated June 15, 2007.

Option Year 2 GSA MOBIS Schedule Labor Rates:

1. Program Manager: $149.63 / Hr.
2. Management Consultant: $135.38 / Hr.
3. Administrative Support: $64.13 / Hr.

0004 Fleet Mangement Study BPA Option Year 3

Fleet Management Study BPA in accoradce with the attached Statement of Work and Defense Solutions, LLC's quote dated June 15, 2007.

Option Year 3 GSA MOBIS Schedule Labor Rates:

1. Program Manager: $149.63 / Hr.
2. Management Consultant: $135.38 / Hr.
3. Administrative Support: $64.13 / Hr.

Line Item Summary	Document Number B0026070011	Title NPS Fleet Management BPA	Page 4 of 14

Total Funding: $0.00

FYs	Fund	Budget Org	Sub	Object Class	Sub	Program	Cost Org	Sub	Proj/Job No.	Sub	Reporting Category
2007	01	0026		255A		EAO					

Division	Closed FYs	Cancelled Fund

Line Item Number	Description	Delivery Date (Start Date to End Date)	Quantity	Unit of Issue	Unit Price	Total Cost (Includes Discounts)
0005	Fleet Mangement Study BPA Option Year 4	07/12/2012 (07/12/2011 to 07/12/2012)	0.00		$.000	$ 0.00 OPTION PERIOD

Fleet Management Study BPA in accoradce with the attached Statement of Work and Defense Solutions, LLC's quote dated June 15, 2007.

Option Year 4 GSA MOBIS Schedule Labor Rates:

1. Program Manager: $149.63 / Hr.
2. Management Consultant: $135.38 / Hr.
3. Administrative Support: $64.13 / Hr.

Total Cost: $0.00

2007 - - 01 - 0026 - - 255A - - EAO - - - - - - - - - -

$0.00

Reference Requisition: R0026070011

Total Funding: $0.00

TABLE OF CONTENTS

SECTION C -- DESCRIPTIONS AND SPECIFICATIONS

C.1 STATEMENT OF WORK

STATEMENT OF WORK

The contractor shall develop Fleet Management Strategic Plans for regions upon request from the NPS Property Management Program Manager via task orders assigned to an established Blanket Purchase Agreement. Each plan shall include detailed instructions and guidance to parks that will allow them to meet the NPS goals and objectives. The primary goal of the plan is to optimize utilization of vehicles within each region. Other goals and objectives include improving fleet management, consistency in management of vehicles and equipment, reducing the overall fleet size and maximizing the use of consolidated acquisitions and adopting best practices.

Purpose: The purpose of the regional fleet management strategic plan is to establish a framework and guide for the regions to gather information, create an effective decision-making environment; improve critical mission support and achieve goals of reducing fleet size and vehicle expenditures.

Scope: The framework of the regional/center strategic plan should include all NPS owned, General Services Administration (GSA) and commercially leased, general, special purpose, law enforcement and other passenger carrying vehicles.

o The plan shall include the NPS Fleet Mission Statement, the roles and responsibilities of the Fleet Manager, methods of controlling fleet size, new vehicle approval process, new vehicle acquisition procedures and regulations, acquisition of commercially leased vehicles, acquisition of alternative fuel vehicles (AFVs), vehicle justifications, shared use of vehicles, funding mechanisms, equipment replacement criteria, monitoring fleet utilization and number of vehicles, performance measures, fleet baseline, energy saving programs and methods, federal business management system, fleet reporting, and the Fleet Management Investment Review Board's role.

o The plans shall include background information i.e. what weaknesses/strengths were identified by parks when justifying their vehicles during the vehicle reduction for FY 2004 and any other known sources? What strategies, if any have your region/center and parks/units developed to reduce the number of vehicles in the fleet and assuring the most efficient acquisition, utilization, maintenance and replacement of the fleet to meet mission requirements? This information can be obtained via the contractor conducting regional and park interviews, and analyzing survey data.

The contractor shall develop baseline authorizations of fleet sizes. NPS will provide a database of the fleet vehicles that fall within the scope of the strategic plan that specify the region and park in which vehicles are located and whether each is leased or owned. It will also provide descriptive information on the vehicles. The contractor shall use this database and the vehicle justification information to establish baseline authorizations of the fleet sizes.

o The plans shall also include historical data which will respond to the following questions: What tools were used by regions/centers and parks/units to determine the efficiency of operating their fleet? What techniques and criteria were used to evaluate and right size the fleet? Is it more cost effective for the parks to lease vs. purchase vehicles?

The contractor shall conduct a cost analysis of the information/reports provided by parks and the NPS Property Management Program Manager to determine whether it is more cost effective for the parks to lease vs. purchase vehicles.

o The plans shall include inventory planning: (a) plans for effectively coordinating with parks, other bureaus within the Department of the Interior (DOI), and/or Federal agencies to see if sharing use of vehicles is feasible, (b) plans for controlling the size of the fleet by acquiring the minimum number of vehicles and size vehicles to accomplish the specific mission, and (c) life-cycle scheduling, (d) use of energy saving technologies i.e. partnerships with utility companies, colleges/universities, alternative fuel programs etc.), (e) monitoring of fleet utilization and fleet size, (f) development of a fleet composition baseline and justifications for each vehicle based on mission requirements, (g) performance measures for each vehicle to be reviewed annually by Fleet Managers, and (h) improved fleet data reporting.

Based upon the results of the analysis and information gathered, the contractor shall develop a corrective action plan for NPS and regional feedback that describes what actions the region must take to implement their Fleet Management Strategic Plan to include recommended timelines for the actions.

C.2 PRICE LIST/ QUOTE

Price List/ Quote

A Price Proposal For
The Department of Interior, National Park Service

Request for Quote # 207774

To Establish
A Blanket Purchase Agreement

Submitted by:
COL (Ret) Timothy D. Ringgold, Ph.D.
Chief Executive Officer
Defense Solutions, LLC
707 Eagleview Blvd, Suite 100
Exton, PA 19341
(610) 833-6000 (o)
(610) 833-6010 (f)
www.ds-pa.comringgold@ds-pa.com

Originally Submitted: June 8, 2007
Re-Submitted: June 15, 2007

US Department of Interior
National Park Service
RFQ # 207774
Fleet Management Studies

All information contained in this proposal is submitted in strict confidence and solely for the purpose of evaluating the feasibility of the proposal under consideration. The receiving party shall take all necessary steps to keep this information in full and complete confidence; shall use this information only to the extent necessary for the above-stated purpose; shall restrict disclosure of the information contained herein to its employees and representatives with a need to know; and shall not disclose this information to any third party without prior written consent of Defense Solutions, LLC.

PRICE PROPOSAL

Defense Solutions, LLC is pleased to submit this Price Proposal to the National Park Service for Professional Services, Request for Quote Number 207774. Defense Solutions is prepared to engage immediately on behalf of the NPS upon contract award. The National Park Service has not specifically requested a price proposal through this RFQ, other than the standard demonstration of labor categories and hourly rates. Defense Solutions understands that each Task Order issued under the Blanket Purchase Agreement may require a separate budget on basis of the scope of effort required.
In addition to demonstrating its labor categories and hourly rates, Defense Solutions offers a sample budget to NPS for the efforts proposed under the accompanying Technical Proposal. Under previous contracts with NPS for the development of fleet management studies, Defense Solutions has completed its projects within budget and on time. The offered sample budget has been developed on basis of our previous experience in developing these studies. Defense Solutions' offered Price Proposal coincides with the Technical Proposal.

A.1 Labor Categories:

Defense Solutions is proposing the use of three labor categories:

- Program Manager
- Management Consultant
- Administrative Support

The experience and education levels of the key staff are as follows:

Program Manager

Minimum Experience: 15 - 17 years' experience, of which at least six years must be specialized. Ability to access, interpret, and apply Government and industry standards, specifications, and handbooks to the unique requirements of a project.

Education: Advanced degree in appropriate discipline. A combination of education, training, or certification that provides the requisite knowledge, skills, and abilities may be substituted for the degree.

Management Consultant

Minimum Experience: 15 – 17 years' experience in quality assessment, change management, or activity based management.

B.1 Discounted Labor Pricing:

Defense Solutions' established Labor Category Pricing through April 20, 2008 is as follows:

LABOR CATEGORY	HOURLY RATE
Program Manager	$157.50
Management Consultant	$142.50
Administrative Support	$67.50

Defense Solutions understands that if awarded the BPA, NPS is extending a long-term commitment to Defense Solutions to support its strategic plans. Defense Solutions' hereby offers NPS a fixed discount of 5% on each of its hourly rates, valid through the life of the BPA. Defense Solutions' hourly rates may fluctuate through the term of the BPA due to GSA-approved Economic Price Adjustments; however, the 5% fixed discount will remain effective for any future adjustments to hourly rates.

Defense Solutions offers NPS the following discounted hourly rates:

LABOR CATEGORY	HOURLY RATE
Program Manager	**$149.63**
Management Consultant	**$135.38**
Administrative Support	**$64.13**

C.1 Other Direct Costs:

Defense Solutions will notify the NPS CO of any Other Direct Costs (ODCs) associated with the performance under a Task Order. Defense Solutions will obtain approval for the ODC expenditure prior to incurring the expense.

D.1 Prompt Payment Terms:

Defense Solutions offers a prompt payment discount of 1% for payments received in less than 30 days from submission of invoice.

E.1 Payment Terms and Conditions:

Defense Solutions, LLC will submit monthly an original invoice and two (2) copies to the designated National Park Service office for delivered services, in accordance with the MOBIS contract Terms and Conditions. Invoices for services are payable thirty days (net 30) from receipt of the invoice. Invoices for travel and expenses are payable thirty days (net 30) from receipt of the invoice.

F.1 Economic Price Adjustment:

Under this Blanket Purchase Agreement, Defense Solutions assumes that an economic price adjustment to the hourly rates will be considered under option years. Any price adjustment will be consistent with GSA-approved rate changes.

G.1 Sample Budget:

Although not required, for budgeting purposes we have taken the liberty of developing a project budget estimate, which we detail below. We understand that Task Orders will be issued against the BPA and that each will require development of an appropriate budget. To contain costs, the following budget does not include travel. Our budget estimate takes into account increasing efficiency over the course of the strategic plan development project; that is, we have built our budget for development of a single Fleet Management Strategic Plan upon the assumption that seven such plans must be developed, one per region.

The total estimated budget for the required seven (7) strategic plans total $176,662.50, which represents an average of $25,237.50 for each strategic plan.

SECTION E -- INSPECTION AND ACCEPTANCE

E.1 INSPECTION AND ACCEPTANCE

Inspection and Acceptance

A. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of service to be provided under this BPA.

B. For the purposes of this BPA, Earnestine Armstrong is the authorized Contracting Officer's Technical Representative (COTR).

C. Inspection and Acceptance will be performed at:

USDI/National Park Service/WASO-Property Management Office
1201 Eye Street N.W., 12th Floor
Washington, DC 20005

SECTION G – CONTRACT ADMINISTRATION DATA

G.1 CONTRACT ADMINISTRATION

Contract Administration

Contracting Officer's Technical Representative for this contract:

Ms. Ernestine Armstrong
USDI/National Park Service/WASO-Property Management Office
1201 Eye Street N.W., 12th Floor
Washington, DC 20005
Phone: (202)354-1958
Email: ernestine_armstrong@nps.gov

Contract Specialist responsible for administering this contract:

Mr. Eric Sainz
National Park Service/WASO-WCP
12975 West Alameda Parkway
P.O. Box 25287
Denver, CO 80225
Phone: (303) 969-2969
Email: eric_sainz@nps.gov

SECTION H -- SPECIAL CONTRACT REQUIREMENTS

H.1 TECHNICAL DIRECTION

Technical Direction

A. The Contracting Officer's Technical Representative (COTR) will provide technical direction on contract performance.

Technical direction includes:

(1.) Direction to the Contractor which assists him in accomplishing the Statement of Work.

(2.) Comments on and approval of reports or other deliverables.

B. Technical direction must be within the contract Statement of Work. The COTR dies not have the authority to issue technical direction which:

(1) institutes additional work outside the scope of the contract

(2) constitutes a change as defined in the "Changes" clause

(3) causes an increase of decrease in the estimated cost of the contract

(4) alters the period of performance or

(5) changes any of the other express terms or conditions of the contract.

C. Technical direction will be issued in writing by the Contracting Officer's Technical Representative (COTR) or confirmed by him/her in writing within five (5) calendar days after verbal issuance.

SECTION I -- CONTRACT CLAUSES

I.1 52.217-08 OPTION TO EXTEND SERVICES NOVEMBER 1999

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 60 days of the contract expiration date.

(End of clause)

I.2 52.217-09 OPTION TO EXTEND THE TERM OF THE CONTRACT MARCH 2000

(a) The Government may extend the term of this contract by written notice to the Contractor within 60 days of the contract expiration date; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

(End of clause)

I.3 52.232-18 AVAILABILITY OF FUNDS APRIL 1984

Funds are not presently available for this contract. The Government's obligation under this contract is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this contract and until the Contractor receives notice of such availability, to be confirmed in writing by the Contracting Officer.

I.4 52.232-19 AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR APRIL 1984

Funds are not presently available for performance under this contract beyond 07/12/2008. The Government's obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond 07/12/2008, until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.